Execution Copy 4164-9974-7640.5 OPORTUN CCW TRUST MASTER AMENDMENT TO TRANSACTION DOCUMENTS This MASTER AMENDMENT TO TRANSACTION DOCUMENTS, dated as of June 21, 2022 (this “Amendment”), is entered into among: (i) OPORTUN CCW TRUST, as issuer (the “Issuer”); (ii) OPORTUN DEPOSITOR, LLC, as depositor (the “Depositor”); (iii) OPORTUN, INC., as seller (in such capacity, the “Seller”), as servicer (in such capacity, the “Servicer”) and as administrator (in such capacity, the “Administrator” and, together with the Issuer, the Depositor, the Seller and the Servicer, the “Oportun Entities”); (iv) WILMINGTON TRUST, NATIONAL ASSOCIATION (“WTNA”), as indenture trustee (in such capacity, the “Indenture Trustee”), as securities intermediary (in such capacity, the “Securities Intermediary”), as depositary bank (in such capacity, the “Depositary Bank”) and as certificate registrar (in such capacity, the “Certificate Registrar”); and (v) WILMINGTON SAVINGS FUND SOCIETY, FSB (“WSFS”), as owner trustee of the Issuer (in such capacity, the “Owner Trustee”) and as depositor receivables trustee (in such capacity, the “Depositor Receivables Trustee”). RECITALS WHEREAS, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank have previously entered into that certain Indenture, dated as of December 20, 2021 (as amended, modified or supplemented prior to the date hereof, the “Indenture”); WHEREAS, the Depositor, the Depositor Receivables Trustee and the Issuer have previously entered into that certain Receivables Transfer Agreement, dated as of December 20, 2021 (as amended, modified or supplemented prior to the date hereof, the “Transfer Agreement”); WHEREAS, the Issuer and the Servicer have previously entered into that certain Servicing Agreement, dated as of December 20, 2021 (as amended, modified or supplemented prior to the date hereof, the “Servicing Agreement”); WHEREAS, the Depositor, the Owner Trustee, the Certificate Registrar and the Administrator have previously entered into that certain Amended and Restated Trust Agreement of the Issuer, dated as of December 20, 2021 (as amended, modified or supplemented prior to the date hereof, the “Trust Agreement”); WHEREAS, the parties hereto have previously entered into certain other Transaction Documents (as defined in the Indenture); Exhibits B-D to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. 2 4164-9974-7640.5 WHEREAS, the Servicer, the Issuer and Systems & Services Technologies, Inc., as back-up servicer (in such capacity, the “Backup Servicer”), are entering into that certain Back- Up Servicing Agreement, dated as of the date hereof (the “Back-Up Servicing Agreement”); WHEREAS, the Indenture Trustee, WTNA, as collateral trustee (in such capacity, the “Collateral Trustee”), the Servicer, PF Servicing, LLC, an affiliate of the Servicer (“PF Servicing”), and Oportun Financial Corporation are entering into that certain Collateral Trustee Appointment, dated as of the date hereof (the “Collateral Trustee Appointment”); WHEREAS, PF Servicing, Oportun Financial Corporation, the Collateral Trustee, Bank of America, N.A. and WebBank are entering into that certain Amended and Restated Deposit Account Control Agreement, dated as of the date hereof (the “Control Agreement”) WHEREAS, in connection with the execution and delivery of the Back-Up Servicing Agreement, the Collateral Trustee Appointment and the Control Agreement, the parties hereto desire to amend the Indenture, the Transfer Agreement, the Servicing Agreement, the Trust Agreement and certain of the Transaction Documents, in each case to the extent such party is party thereto, as provided herein; and WHEREAS, as evidenced by their signature hereto, the Required Noteholders have consented to the amendments provided for herein. NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows: ARTICLE I DEFINITIONS SECTION 1.01. Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Indenture. ARTICLE II AMENDMENTS TO THE TRANSACTION DOCUMENTS SECTION 2.01. Amendments to the Indenture. In accordance with Section 13.2 of the Indenture, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank agree that the Indenture is hereby amended to incorporate the changes reflected on the marked pages of the Indenture attached hereto as Exhibit A. SECTION 2.02. Amendments to the Transfer Agreement. In accordance with Section 7.6 of the Transfer Agreement, the Depositor, the Depositor Receivables Trustee and the Issuer agree that the Transfer Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Transfer Agreement attached hereto as Exhibit B. 3 4164-9974-7640.5 SECTION 2.03. Amendments to the Servicing Agreement. In accordance with Section 8.6 of the Servicing Agreement, the Issuer and the Servicer agree that the Servicing Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Servicing Agreement attached hereto as Exhibit C. SECTION 2.04. Amendments to the Trust Agreement. In accordance with Section 9.01 of the Trust Agreement, the Depositor, the Owner Trustee, the Certificate Registrar and the Administrator agree that the Trust Agreement is hereby amended to incorporate the changes reflected on the marked pages of the Trust Agreement attached hereto as Exhibit D. SECTION 2.05. Amendments to Other Transaction Documents. Each party hereto agrees that (a) each other Transaction Document to which it is a party that includes a definition of “Transaction Documents” is hereby amended to include in such definition the Back-Up Servicing Agreement, the Control Agreement and the Collateral Trustee Appointment (in each case as defined in the Indenture, as amended hereby) and (b) each other Transaction Document to which it is a party that includes a definition of “Servicer Transaction Documents” is hereby amended to include in such definition the Back-Up Servicing Agreement (as defined in the Indenture, as amended hereby). ARTICLE III REPRESENTATIONS AND WARRANTIES SECTION 3.01. Representations and Warranties. Each Oportun Entity hereby represents and warrants to the other parties hereto that: (a) Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by such Oportun Entity in the Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date). (b) No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Default has occurred and is continuing or shall result from the execution and delivery of this Amendment. ARTICLE IV MISCELLANEOUS SECTION 4.01. Ratification of Transaction Documents. As amended by this Amendment, each Transaction Documented amended hereby is in all respects ratified and confirmed, and each such Transaction Document, as amended by this Amendment, shall be read, taken and construed together with this Amendment as one and the same instrument. SECTION 4.02. Counterparts. This Amendment may be executed in any number of counterparts, and by different parties in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the 4 4164-9974-7640.5 same instrument. Each of the parties hereto agrees that the transaction consisting of this Amendment may be conducted by electronic means. Each party agrees, and acknowledges that it is such party’s intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format. SECTION 4.03. Recitals. The recitals contained in this Amendment shall be taken as the statements of the Oportun Entities, and no other party assumes any responsibility for their correctness. SECTION 4.04. Rights of the Indenture Trustee, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Indenture Trustee, the Securities Intermediary and the Depositary Bank under the Indenture shall apply hereunder as if fully set forth herein. SECTION 4.05. GOVERNING LAW; JURISDICTION. (a) AS IT RELATES TO EACH TRANSACTION DOCUMENT OTHER THAN THE TRUST AGREEMENT, THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. AS IT RELATES TO THE TRUST AGREEMENT, THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES OF SUCH STATE. (b) EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. SECTION 4.06. Effectiveness. This Amendment shall become effective as of the date hereof upon: (a) receipt by the Indenture Trustee of an Administrator Order directing it to execute and deliver this Amendment; (b) receipt by the Indenture Trustee of an Opinion of Counsel and an Officer’s Certificate of the Administrator stating that the execution of this Amendment is authorized and

5 4164-9974-7640.5 permitted by the Indenture and all conditions precedent to the execution of this Amendment under the Indenture have been satisfied; (c) receipt by the Owner Trustee of an Opinion of Counsel and an Officer’s Certificate of the Administrator stating that this Amendment complies with all requirements of the Trust Agreement, all conditions precedent to this Amendment have been met, and this Amendment is authorized and permitted under the Transaction Documents; (d) receipt by the parties hereto of counterparts of this Amendment, duly executed by each of the parties hereto and consented to by the Required Noteholders; and (e) receipt by the Indenture Trustee of such other instruments, documents, agreements and opinions reasonably requested by the Indenture Trustee prior to the date hereof. SECTION 4.07. Limitation of Liability. (a) It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by WSFS (as Owner Trustee on behalf of the Issuer), not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by WSFS but made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenants, either expressed or implied, contained herein, all personal liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) WSFS has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Amendment and (v) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related document. (b) It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by WSFS (as Depositor Receivables Trustee), not individually or personally but solely as Depositor Receivables Trustee for the benefit of Depositor, in the exercise of the powers and authority conferred and vested in it under the Depositor Receivables Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Depositor Receivables Trustee is made and intended not as personal representations, undertakings and agreements by WSFS but made and intended for the purpose of binding only the Depositor Receivables Trustee in its capacity as such, (iii) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenants, either expressed or implied, contained herein, all personal liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) WSFS has made no investigation as to the accuracy or completeness of any representations and warranties made by the Depositor Receivables Trustee in this Amendment and (v) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Depositor Receivables Trustee or Depositor or 6 4164-9974-7640.5 be liable for the breach or failure of any obligation, duty (including fiduciary duty, if any), representation, warranty or covenant made or undertaken by the Depositor Receivables Trustee or Depositor under this Amendment or any other related document. (Signature page follows) Master Amendment to Transaction Documents IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the day and year first above written. OPORTUN CCW TRUST, as Issuer By: Wilmington Savings Fund Society, FSB, not in its individual capacity, but solely as Owner Trustee of the Issuer By: /s/ Devon C.A. Reverdito Name: Devon C.A. Reverdito Title: Assistant Vice President Master Amendment to Transaction Documents OPORTUN DEPOSITOR, LLC, as Depositor By: /s/ Jonathan Coblentz Name: Jonathan Coblentz Title: Treasurer OPORTUN, INC., as Seller, Servicer and Administrator By: /s/ Jonathan Coblentz Name: Jonathan Coblentz Title: Treasurer

Master Amendment to Transaction Documents WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee By: /s/ Drew H. Davis Name: Drew H. Davis Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Intermediary By: /s/ Drew H. Davis Name: Drew H. Davis Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Depositary Bank By: /s/ Drew H. Davis Name: Drew H. Davis Title: Vice President WILMINGTON TRUST, NATIONAL ASSOCIATION, not in its individual capacity but solely as Certificate Registrar By: /s/ Drew H. Davis Name: Drew H. Davis Title: Vice President Master Amendment to Transaction Documents WILMINGTON SAVINGS FUND SOCIETY, FSB, as Owner Trustee By: /s/ Devon C.A. Reverdito Name: Devon C.A. Reverdito Title: Assistant Vice President WILMINGTON SAVINGS FUND SOCIETY, FSB, not in its individual capacity, but solely as Depositor Receivables Trustee By: /s/ Devon C.A. Reverdito Name: Devon C.A. Reverdito Title: Assistant Vice President Master Amendment to Transaction Documents Consented to by the Required Noteholders: WEBBANK, as Holder of 100% of the outstanding Notes By: /s/ Jason Lloyd Name: Jason Lloyd Title: President & CEO 4164-9974-7640.5 EXHIBIT A Amendments to the Indenture (Attached)

CONFORMED COPY As amended by the Master Amendment to Transaction Documents, dated as of June 21, 2022 4155-8021-2024 OPORTUN CCW TRUST, as Issuer and WILMINGTON TRUST, NATIONAL ASSOCIATION, as Indenture Trustee, as Securities Intermediary and as Depositary Bank INDENTURE Dated as of December 20, 2021 Variable Funding Asset Backed Notes TABLE OF CONTENTS Page -i- 4155-8021-2024 ARTICLE 1. DEFINITIONS AND INCORPORATION BY REFERENCE 2 Section 1.1. Definitions 3 Section 1.2. Incorporation by Reference of Trust Indenture Act 3233 Section 1.3. [Reserved] 3334 Section 1.4. Accounting and Financial Determinations; No Duplication 3334 Section 1.5. Rules of Construction 3334 Section 1.6. Other Definitional Provisions. 3334 ARTICLE 2. THE NOTES 3435 Section 2.1. Designation and Terms of Notes 3435 Section 2.2. [Reserved] 3435 Section 2.3. [Reserved]. 3435 Section 2.4. Execution and Authentication. 3435 Section 2.5. Authenticating Agent. 3536 Section 2.6. Registration of Transfer and Exchange of Notes. 36 Section 2.7. Appointment of Paying Agent 3839 Section 2.8. Paying Agent to Hold Money in Trust. 3940 Section 2.9. Private Placement 4041 Section 2.10. Mutilated, Destroyed, Lost or Stolen Notes. 4142 Section 2.11. [Reserved]. 4243 Section 2.12. Persons Deemed Owners 4243 Section 2.13. Cancellation 4243 Section 2.14. Release of Trust Estate 4344 Section 2.15. Payment of Principal, Interest and Other Amounts. 4344 Section 2.16. [Reserved]. 44 Section 2.18. Definitive Notes. 44 Section 2.20. Tax Treatment 4445 Section 2.21. Duties of the Indenture Trustee and the Transfer Agent and Registrar 4445 ARTICLE 3. ISSUANCE OF NOTES; CERTAIN FEES AND EXPENSES 4546 Section 3.1. Initial Issuance; Procedure for Increases. 4546 Section 3.2. Procedure for Decreases.. 4647 Section 3.3. Certain Fees and Expenses.. 47 ARTICLE 4. NOTEHOLDER LISTS AND REPORTS 4748 Section 4.1. Issuer To Furnish To Indenture Trustee Names and Addresses of Noteholders and Certificateholders 4748 Section 4.2. Preservation of Information; Communications to Noteholders and Certificateholders. 4748 Section 4.3. Reports by Issuer 4849 Section 4.4. Reports by Indenture Trustee 4950 Section 4.5. Reports and Records for the Indenture Trustee and Instructions. 4950 TABLE OF CONTENTS (continued) Page -ii- 4155-8021-2024 ARTICLE 5. ALLOCATION AND APPLICATION OF COLLECTIONS 4950 Section 5.1. Rights of Noteholders 4950 Section 5.2. Collection of Money 4950 Section 5.3. Establishment of Accounts. 4950 Section 5.4. Collections and Allocations. 5253 Section 5.5. Determination of Monthly Interest 5354 Section 5.6. Determination of Monthly Principal 5354 Section 5.7. General Provisions Regarding Accounts 5354 Section 5.8. Removed Receivables 5354 Section 5.9. [Reserved]. 5455 Section 5.10. [Reserved]. 5455 Section 5.11. [Reserved]. 5455 Section 5.12. Determination of Monthly Interest; LIBOR Notification. 5455 Section 5.13. [Reserved]. 5556 Section 5.14. [Reserved]. 5556 Section 5.15. Monthly Payments. 5556 Section 5.16. Servicer’s Failure to Make a Deposit or Payment. 5758 Section 5.17. Determination of One-Month LIBOR. 5758 ARTICLE 6. DISTRIBUTIONS AND REPORTS 5960 Section 6.1. Distributions. 5960 Section 6.2. Monthly Statement. 5960 Section 6.3. Issuer Payments. 6163 ARTICLE 7. REPRESENTATIONS AND WARRANTIES OF THE ISSUER 6263 Section 7.1. Representations and Warranties of the Issuer. 6263 Section 7.2. Reaffirmation of Representations and Warranties by the Issuer. 6567 ARTICLE 8. COVENANTS 6667 Section 8.1. Money for Payments To Be Held in Trust 6667 Section 8.2. Affirmative Covenants of Issuer 6667 Section 8.3. Negative Covenants 7172 Section 8.4. Further Instruments and Acts 7475 Section 8.5. Appointment of Successor Servicer 7475 Section 8.6. Perfection Representations 7475 ARTICLE 9. RAPID AMORTIZATION EVENTS AND REMEDIES 7475 Section 9.1. Rapid Amortization Events. 7475 ARTICLE 10. REMEDIES 7576 Section 10.1. Events of Default 7576 Section 10.2. Rights of the Indenture Trustee Upon Events of Default. 7778 Section 10.3. Collection of Indebtedness and Suits for Enforcement by Indenture Trustee. 7879 Section 10.4. Remedies 8081 TABLE OF CONTENTS (continued) Page -iii- 4155-8021-2024 Section 10.5. [Reserved]. 8182 Section 10.6. Waiver of Past Events 8182 Section 10.7. Limitation on Suits 8182 Section 10.8. Unconditional Rights of Holders to Receive Payment; Withholding Taxes. 8283 Section 10.9. Restoration of Rights and Remedies 8283 Section 10.10. [Reserved] 8284 Section 10.11. Priorities 8284 Section 10.12. Undertaking for Costs 8384 Section 10.13. Rights and Remedies Cumulative 8384 Section 10.14. Delay or Omission Not Waiver 8384 Section 10.15. Control by Noteholders 8384 Section 10.16. Waiver of Stay or Extension Laws 8485 Section 10.17. Action on Notes 8485 Section 10.18. Performance and Enforcement of Certain Obligations. 8485 Section 10.19. Reassignment of Surplus 8586 ARTICLE 11. THE INDENTURE TRUSTEE 8586 Section 11.1. Duties of the Indenture Trustee. 8586 Section 11.2. Rights of the Indenture Trustee 8889 Section 11.3. Indenture Trustee Not Liable for Recitals in Notes 9394 Section 11.4. Individual Rights of the Indenture Trustee; Multiple Capacities 9394 Section 11.5. Notice of Defaults 9394 Section 11.6. Compensation. 9395 Section 11.7. Replacement of the Indenture Trustee. 9495 Section 11.8. Successor Indenture Trustee by Merger, etc. 9596 Section 11.9. Eligibility: Disqualification 9597 Section 11.10. Appointment of Co-Indenture Trustee or Separate Indenture Trustee. 9697 Section 11.11. Preferential Collection of Claims Against the Issuer 9799 Section 11.12. Taxes 9899 Section 11.13. [Reserved] 9899 Section 11.14. Suits for Enforcement 9899 Section 11.15. Reports by Indenture Trustee to Holders 9899 Section 11.16. Representations and Warranties of Indenture Trustee 9899 Section 11.17. The Issuer Indemnification of the Indenture Trustee 99100 Section 11.18. Indenture Trustee’s Application for Instructions from the Issuer 99100 Section 11.19. [Reserved]. 99101 Section 11.20. Maintenance of Office or Agency 99101 Section 11.21. Concerning the Rights of the Indenture Trustee 100101 Section 11.22. Direction to the Indenture Trustee 100101 ARTICLE 12. DISCHARGE OF INDENTURE 100101 Section 12.1. Satisfaction and Discharge of Indenture 100101 Section 12.2. Application of Issuer Money 100102

TABLE OF CONTENTS (continued) Page -iv- 4155-8021-2024 Section 12.3. Repayment of Moneys Held by Paying Agent 101102 Section 12.4. [Reserved]. 101102 Section 12.5. Final Payment. 101102 Section 12.6. Termination Rights of Issuer 102103 Section 12.7. Repayment to the Issuer 102103 ARTICLE 13. AMENDMENTS 102103 Section 13.1. Supplemental Indentures without Consent of the Noteholders 102103 Section 13.2. Supplemental Indentures with Consent of Noteholders 103105 Section 13.3. Execution of Supplemental Indentures 105106 Section 13.4. Effect of Supplemental Indenture 105107 Section 13.5. Conformity With TIA 106107 Section 13.6. [Reserved] 106107 Section 13.7. [Reserved]. 106107 Section 13.8. Revocation and Effect of Consents. 106107 Section 13.9. Notation on or Exchange of Notes Following Amendment. 106107 Section 13.10. The Indenture Trustee to Sign Amendments, etc. 106108 Section 13.11. Back-Up Servicer Consent. 108 ARTICLE 14. [RESERVED] 107108 ARTICLE 15. MISCELLANEOUS 107108 Section 15.1. Compliance Certificates and Opinions, etc 107108 Section 15.2. Form of Documents Delivered to Indenture Trustee 107109 Section 15.3. Acts of Noteholders. 108110 Section 15.4. Notices 109110 Section 15.5. Notices to Noteholders: Waiver 110111 Section 15.6. Alternate Payment and Notice Provisions 110111 Section 15.7. Conflict with TIA 110112 Section 15.8. Effect of Headings and Table of Contents 110112 Section 15.9. Successors and Assigns 110112 Section 15.10. Separability of Provisions 111112 Section 15.11. Benefits of Indenture 111112 Section 15.12. Legal Holidays 111112 Section 15.13. GOVERNING LAW; JURISDICTION 111112 Section 15.14. Counterparts; Electronic Execution 111113 Section 15.15. Recording of Indenture 111113 Section 15.16. Issuer Obligation 112113 Section 15.17. No Bankruptcy Petition Against the Issuer 112114 Section 15.18. No Joint Venture 112114 Section 15.19. Rule 144A Information 112114 Section 15.20. No Waiver; Cumulative Remedies 113114 Section 15.21. Third-Party Beneficiaries 113114 Section 15.22. Merger and Integration 113114 Section 15.23. Rules by the Indenture Trustee 113114 Section 15.24. Duplicate Originals 113115 TABLE OF CONTENTS (continued) Page -v- 4155-8021-2024 Section 15.25. Waiver of Trial by Jury 113115 Section 15.26. No Impairment 113115 Section 15.27. Owner Trustee Limitation of Liability. 113115 Section 15.28. Collateral Trustee Appointment 115 Section 15.29. Back-Up Servicing Agreement 115 6 4155-8021-2024 amounts in the Reserve Account, and (e) all other amounts held in the Reserve Account on the earliest of (i) the date on which there is a Decrease in the Notes, (ii) the Legal Final Payment Date for any class of Notes then outstanding, or (iii) a Payment Date on which such amounts, together with all other Available Funds, would be sufficient to pay the entire outstanding amount of the Notes when applied as provided in Section 5.15 hereof. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, any tenor for such Benchmark (or component thereof) or payment period for interest calculated with reference to such Benchmark (or component thereof), as applicable, that is or may be used for determining the length of an Interest Period for any term rate or otherwise, for determining any frequency of making payments of interest calculated pursuant to this Indenture as of such date. “Back-Up Servicer” has the meaning specified in the Servicing Agreement. “Back-Up Servicing Agreement” has the meaning specified in the Servicing Agreement. “Bankruptcy Code” means the United States Bankruptcy Code, Title 11, U.S.C, as amended. “Benchmark” means, initially, One-Month LIBOR; provided that if a Benchmark Transition Event, a Term SOFR Transition Event or an Early Opt-in Election, as applicable, and its related Benchmark Replacement Date have occurred with respect to One-Month LIBOR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to clause (b) or clause (c) of Section 5.17. “Benchmark Replacement” means, for any Available Tenor, the first alternative set forth in the order below that can be determined by the Required Noteholders, in consultation with the Issuer, for the applicable Benchmark Replacement Date: (1) the sum of: (a) Term SOFR and (b) the related Benchmark Replacement Adjustment; (2) the sum of: (a) Daily Simple SOFR and (b) the related Benchmark Replacement Adjustment; (3) the sum of: (a) the alternate benchmark rate that has been selected by the Required Noteholders and the Issuer as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment; provided that, in the case of clause (1), such Unadjusted Benchmark Replacement is displayed on a screen or other information service that publishes such rate from time to time as selected by the 12 4155-8021-2024 Corporation is reclassified or changed into or exchanged for cash, securities or other property; (b) the failure of Oportun Financial Corporation to, directly or indirectly through its Subsidiaries, own 100% of the equity interest of the Seller free and clear of any Lien; or (c) the failure of the Seller to, directly or indirectly through its Subsidiaries, own 100% of the equity interest of the Depositor and the Issuer, in each case free and clear of any Lien. “Class A Additional Interest” has the meaning specified in Section 5.12(a). “Class A Deficiency Amount” has the meaning specified in Section 5.12(a). “Class A Initial Principal Amount” means the aggregate initial principal amount of the Class A Notes on the Closing Date, which was $41,000,000.00. “Class A Maximum Principal Amount” means $150,000,000. “Class A Monthly Interest” has the meaning specified in Section 5.12(a). “Class A Note Principal” means, on any date of determination and with respect to any Class A Note, the outstanding principal amount of such Class A Note. “Class A Note Rate” means, with respect to any day, a variable rate per annum equal to the sum of (i) the Benchmark on such day (or if the Alternative Rate applies on such day pursuant to Section 5.17, the Alternative Rate), plus (ii) (x) during the Revolving Period, the Applicable Margin and (y) otherwise, the Default Margin. “Class A Noteholder” means a Holder of a Class A Note. “Class A Notes” has the meaning specified in paragraph (a) of the Designation. “Closing Date” means December 20, 2021. “Code” means the Internal Revenue Code of 1986, as amended, and the rules and Treasury Regulations promulgated thereunder. “Collateral Trustee” means initially Wilmington Trust, National Association, acting in the capacity of collateral trustee under the Collateral Trustee Appointment, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party and any successor collateral trustee. “Collateral Trustee Appointment” means the Collateral Trustee Appointment, dated as of June 21, 2022, among the Indenture Trustee, the Servicer, PF Servicing, LLC, Oportun Financial Corporation and the Collateral Trustee.

15 4155-8021-2024 “Control Agreement” means the Amended and Restated Deposit Account Control Agreement, dated as of June 21, 2022, among PF Servicing, LLC, Oportun Financial Corporation, Bank of America, N.A., the Collateral Trustee and WebBank, as the same may be amended or supplemented from time to time. “Corporate Trust Office” means the principal office of the Indenture Trustee and the Certificate Registrar, as applicable, at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Indenture is located at 1100 N. Market Street, Wilmington, DE 19890, Attention: Oportun CCW Trust - Corporate Trust Administration. “Corresponding Tenor” with respect to any Available Tenor means, as applicable, either a tenor (including overnight) or an interest payment period having approximately the same length (disregarding business day adjustment) as such Available Tenor. “Coverage Test” has the meaning specified in Section 5.4(c). “Credit and Collection Policies” means the policies and procedures of an Account Owner relating to the operation of its credit card business, including the Account Owner’s policies and procedures for determining the creditworthiness of Obligors and the extension of credit to Obligors, and relating to the maintenance of credit card accounts and collection of credit card receivables, as such policies and procedures may be amended from time to time. “Credit Risk Retention Rules” means Regulation RR (17 C.F.R. Part 246), as such rule may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Department of Treasury, the Federal Reserve System, the Federal Deposit Insurance Corporation, the Federal Housing Finance Agency, the Securities and Exchange Commission and the Department of Housing and Urban Development in the adopting release (79 F.R. 77601 et seq.) or by the staff of any such agency, or as may be provided by any such agency or its staff from time to time, in each case, as effective from time to time. “Cut-Off Date” means (i) in the case of the Initial Accounts, the Initial Cut-Off Date and (ii) in the case of Additional Accounts, the Addition Cut-Off Date. “Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which may include a lookback) being established by the Required Noteholders in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for business loans; provided, that if the Required Noteholders decide that any such convention is not administratively feasible, then the Required Noteholders may establish another convention in their reasonable discretion. “Date of Processing” means, as to any transaction, the day on which the transaction is first recorded on the Servicer’s computer file of credit accounts (without regard to the effective date of such recordation) which in any case shall not be later than five (5) Business Days after receipt thereof. 22 4155-8021-2024 Period shall be the period from and including the Closing Date to and including January 31, 2022. “Monthly Servicer Report” means a report substantially in the form attached as Exhibit B to the Servicing Agreement or in such other form as the Servicer may determine to be necessary or desirable (with the prior written consent of the Indenture Trustee, the Back-Up Servicer and the Required Noteholders). “Monthly Statement” means a statement substantially in the form attached hereto as Exhibit D, with such changes as the Servicer (with the prior written consent of the Back-Up Servicer) may determine to be necessary or desirable (with prior written consent of the Required Noteholders). “Moody’s” means Moody’s Investors Service, Inc. “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA with respect to which the Seller, the Issuer, the Servicer or any of their respective ERISA Affiliates is making, is obligated to make, or has made or been obligated to make, contributions. “Note Principal” means on any date of determination the then outstanding principal amount of the Notes. “Note Purchase Agreement” means the agreement among WebBank, as an initial Class A Noteholder, each of the other Class A Noteholders from time to time party thereto, Oportun, Inc., the Depositor and the Issuer, dated as the date hereof, pursuant to which each of the Class A Noteholders have agreed to purchase an interest in the Class A Notes from the Issuer, subject to the terms and conditions set forth therein, as amended, supplemented or otherwise modified from time to time. “Note Register” has the meaning specified in Section 2.6(a). “Noteholder” means with respect to any Note, the holder of record of such Note. “Notes” has the meaning specified in paragraph (a) of the Designation. “NYFRB” means the Federal Reserve Bank of New York. “NYFRB’s Website” means the website of the NYFRB at http://www.newyorkfed.org, or any successor source. “Obligor” means, with respect to any Receivable, the Person or Persons obligated to make payments with respect to such Receivable, including any guarantor thereof. “Officer’s Certificate” means a certificate signed by any Responsible Officer of the Person providing the certificate. “One-Month LIBOR” means, with respect to any day of determination, the composite London interbank offered rate for one-month Dollar deposits determined by the Calculation 29 4155-8021-2024 “Seller” means Oportun. “Servicer” means initially Oportun, Inc. and its permitted successors and assigns and thereafter any Person appointed as successor pursuant to the Servicing Agreement to service the Receivables. “Servicer Default” has the meaning specified in Section 5.1 of the Servicing Agreement. “Servicer Transaction Documents” means collectively, the Indenture, the Servicing Agreement and the Back-Up Servicing Agreement, as applicable. “Servicing Agreement” means the Servicing Agreement, dated as of the Closing Date, among the Issuer and the Servicer, as the same may be amended or supplemented from time to time. “Servicing Fee” means (A) for any Monthly Period during which Oportun, Inc. or any Affiliate acts as Servicer, an amount equal to the product of (i) 5.00%, (ii) 1/12 and (iii) the average daily Aggregate Eligible Receivables Balance for such Monthly Period (provided, that the Servicing Fee for the first Payment Date shall be based upon the actual number of days in the first Monthly Period and assuming a 30-day month), and (B) for any Monthly Period during which any other successor Servicer acts as Servicer, the Servicing Fee shall be an amount equal to the(i) if SST acts as successor Servicer, the amount set forth pursuant to the SST Fee Schedule as set forth in the Back-Up Servicing Agreement or (ii) if any other successor Servicer acts as Servicer, an amount equal to the product of (a) the current market rate for servicing receivables similar to the Receivables, (b) 1/12 and (c) the average daily Aggregate Eligible Receivables Balance for such Monthly Period. “Similar Law” means applicable Law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code. “Six-Month Weighted Average Yield” means, for any Monthly Period, the percentage equivalent of a fraction, (i) the numerator of which is the sum, with respect to each of the six most recent Monthly Periods (which may include such Monthly Period), of the total Collections, other than Collections with respect to Principal Receivables, received during each such Monthly Period, and (ii) the denominator of which is the sum, with respect to each of the six most recent Monthly Periods (which may include such Monthly Period), of the daily average Outstanding Receivables Balance of all Eligible Receivables for each such Monthly Period. “SOFR” means, with respect to any Business Day, a rate per annum equal to the secured overnight financing rate for such Business Day published by the SOFR Administrator on the SOFR Administrator’s Website on the immediately succeeding Business Day. “SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate). 30 4155-8021-2024 “SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “Solvent” means with respect to any Person that as of the date of determination both (A)(i) the then fair saleable value of the property of such Person is (y) greater than the total amount of liabilities (including Contingent Liabilities) of such Person and (z) not less than the amount that will be required to pay the probable liabilities on such Person’s then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person; (ii) such Person’s capital is not unreasonably small in relation to its business or any contemplated or undertaken transaction; and (iii) such Person does not intend to incur, or believe (nor should it reasonably believe) that it will incur, debts beyond its ability to pay such debts as they become due; and (B) such Person is “solvent” within the meaning given that term and similar terms under applicable Laws relating to fraudulent transfers and conveyances. For purposes of this definition, the amount of any Contingent Liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “SST” means Systems & Services Technologies, Inc. “SST Fee Schedule” means Schedule I to the Back-Up Servicing Agreement. “Standard & Poor’s” means S&P Global Ratings. “Subsidiary” of a Person means any other Person more than 50% of the outstanding voting interests of which shall at any time be owned or controlled, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or any similar business organization which is so owned or controlled. “Supplement” means a supplement to this Indenture complying with the terms of Article 13 of this Indenture. “Tangible Net Worth” means, on any date of determination, the total shareholders’ equity (including capital stock, additional paid-in capital and retained earnings after deducting treasury stock) which would appear on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP, less the sum of (a) all notes receivable from officers and employees of the Parent and its Subsidiaries and from affiliates of the Parent, and (b) the aggregate book value of all assets which would be classified as intangible assets under GAAP, including, without limitation, goodwill, patents, trademarks, trade names, copyrights, and franchises. “Tangible Net Worth Covenant” means that the Parent will have a minimum Tangible Net Worth equal to the greater of (i) $100,000,000 and (ii) the minimum tangible net worth or similar covenant for the Parent set forth in any Oportun Comparable Facility.

31 4155-8021-2024 “Tax Information” means information and/or properly completed and signed tax certifications and/or documentation sufficient to eliminate the imposition of or to determine the amount of any withholding of tax, including FATCA Withholding Tax. “Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Term SOFR Notice” means a notification by the Required Noteholders to the Noteholders and the Issuer of the occurrence of a Term SOFR Transition Event. “Term SOFR Transition Event” means the determination by the Required Noteholders that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Section 5.17 that is not Term SOFR. For the avoidance of doubt, the Required Noteholders shall not be required to deliver a Term SOFR Notice after a Term SOFR Transition Event and may do so in their sole discretion. “Test Account” means an Account established solely for the purpose of user acceptance testing. “Three-Month Average Default Percentage” means, for any Monthly Period, the average Default Percentage for the three most recent Monthly Periods (which may include such Monthly Period). “Three-Month Average Principal Payment Rate” means, for any Monthly Period, the percentage equivalent of a fraction, (i) the numerator of which is the sum, with respect to each of the three most recent Monthly Periods (which may include such Monthly Period), of the aggregate Collections received in respect of Principal Receivables during each such Monthly Period, and (ii) the denominator of which is the sum, with respect to each of the three most recent Monthly Periods (which may include such Monthly Period), of the daily average Outstanding Receivables Balance of all Principal Receivables for each such Monthly Period. “Three-Month Weighted Average Yield” means, for any Monthly Period, the percentage equivalent of a fraction, (i) the numerator of which is the sum, with respect to each of the three most recent Monthly Periods (which may include such Monthly Period), of the total Collections, other than Collections in respect of Principal Receivables, received during each such Monthly Period, and (ii) the denominator of which is the sum, with respect to each of the three most recent Monthly Periods (which may include such Monthly Period), of the daily average Outstanding Receivables Balance of all Eligible Receivables for each such Monthly Period. “Transaction Documents” means, collectively, this Indenture, the Notes, the Servicing Agreement, the Back-Up Servicing Agreement, the Purchase Agreement, the Transfer Agreement, the Trust Agreement, the Depositor Receivables Trust Agreement and, the Note Purchase Agreement, the Control Agreement and the Collateral Trustee Appointment. 32 4155-8021-2024 “Transfer Agent and Registrar” has the meaning specified in Section 2.6 and shall initially, and so long as Wilmington Trust, National Association is acting as Indenture Trustee, be the Indenture Trustee. “Transfer Agreement” means the Receivables Transfer Agreement, dated as of the Closing Date, among the Issuer, the Depositor, and the Depositor Receivables Trustee, as such agreement may be amended, supplemented or otherwise modified and in effect from time to time. “Transferred Account” has the meaning specified within the definition of Account. “Transferred Assets” has the meaning specified in Section 2.1 of the Transfer Agreement. “Transferred Receivable” means a Receivable that has been transferred by the Depositor and the Depositor Receivables Trustee for the benefit of the Depositor to the Issuer under the Transfer Agreement. “Transition Costs” means all reasonable costs and expenses incurred by the Back-Up Servicer in connection with a transfer of servicing. “Trust Account” has the meaning specified in the Granting Clause to this Indenture.. “Trust Agreement” means the Amended and Restated Trust Agreement, dated as of the Closing Date, among the Depositor, the Owner Trustee, the Certificate Registrar and the Administrator, as the same may be amended or supplemented from time to time. “Trust Estate” has the meaning specified in the Granting Clause of this Indenture. “Trust Indenture Act” or “TIA” means the Trust Indenture Act of 1939 as in force on the date hereof, unless otherwise specifically provided. “Trust Officer” means any officer within the Corporate Trust Office (or any successor group of the Indenture Trustee), including any Vice President, any Director, any Managing Director, any Assistant Vice President or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any individual who at the time shall be an above-designated officer and is directly responsible for the day-to-day administration of the transactions contemplated herein. “Trust Portfolio” means, collectively, the Accounts that are listed on the Account Schedule most recently delivered to the Issuer by the Depositor. “Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses” means, for any Payment Date, (i) the amount of accrued and unpaid fees (including, without limitation, the Servicing Fee of any successor Servicer), indemnity amounts and reasonable out-of-pocket expenses for the Back-Up Servicer, the successor Servicer (including, without limitation, SST as successor Servicer) or the Indenture Trustee (including in its capacity as Agent), the Securities Intermediary, the Depositary Bank, the Certificate Registrar, the Collateral Trustee, the Owner Trustee, the Depositor Receivables Trustee and any successor Servicer (but, as to expenses and 33 4155-8021-2024 indemnity amounts (other than amounts paid to the bank holding the Servicer Account (as defined in the Servicing Agreement)), not in excess of (A) $150,000 per calendar year for the Indenture Trustee (including in its capacity as Agent), the Securities Intermediary and the Depositary Bank (or, if an Event of Default has occurred and is continuing, without limit), and (B) $10,000 per calendar year for the Collateral Trustee (or, if an Event of Default has occurred and is continuing, without limit), (C) $150,000 per calendar year for the Owner Trustee and the Depositor Receivables Trustee (or, if an Event of Default has occurred and is continuing, without limit)., and (D) $50,000 per calendar year (or, if an Event of Default has occurred and is continuing, without limit) for the Back-Up Servicer and successor Servicer (including, without limitation, SST as successor Servicer) and (ii) the Transition Costs (but not in excess of $100,000), if applicable. “UCC” means, with respect to any jurisdiction, the Uniform Commercial Code as the same may, from time to time, be enacted and in effect in such jurisdiction. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unused Fee” has the meaning specified in the Fee Letter, as notified by the Issuer to the Servicer in writing. “U.S.” or “United States” means the United States of America and its territories. “VantageScore” means the credit score for an Obligor referred to as a “VantageScore 3.0” calculated and reported by Experian plc. “WebBank” means WebBank, a Utah state-chartered bank. “WebBank Agreements” means the WebBank Program Agreement, the WebBank Receivables Sale Agreement and the WebBank Receivables Purchase Agreement. “WebBank Program Agreement” means the Amended and Restated Credit Card Program and Servicing Agreement, dated as of February 5, 2021, between Seller and WebBank as such agreement may be amended, restated, supplemented or otherwise modified from time to time. “WebBank Receivables Sale Agreement” means the Receivables Sale Agreement, dated as of November 5, 2019, between Seller and WebBank as such agreement may be amended, restated, supplemented or otherwise modified from time to time. “WebBank Receivables Purchase Agreement” means the Receivables Purchase Agreement, dated as of December 20, 2021, between Seller and WebBank as such agreement may be amended, restated, supplemented or otherwise modified from time to time. “written” or “in writing” means any form of written communication, including, without limitation, by means of e-mail, telex or telecopier device. Section 1.2. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and 39 4155-8021-2024 (xi) Notwithstanding anything to the contrary set forth in this Indenture, no sale or transfer of a beneficial interest in a Class A Note shall be permitted (including, without limitation, by participation, pledge or hypothecation) or effective (and shall be void ab initio) if the sale or transfer thereof (i) increases the total number of beneficial owners of the Class A Notes to more than ninety-five (95), or (ii) would be to a Person that is not a United States person as defined in Section 7701(a)(30) of the Code. For purposes of determining the total number of beneficial owners of Class A Notes, a beneficial owner of an interest in a partnership, grantor trust, S corporation or other flow-through entity that owns, directly or through other flow-through entities, a beneficial interest in a Class A Note is treated as a holder of a beneficial interest in a Class A Note if more than 50% of the value of the beneficial owner's interest (directly or indirectly) in the flow-through entity is attributable to the flow-through entity's interest in all Class A Notes. Unless the Issuer, the Transfer Agent and the Registrar receive a written certification of the number of beneficial owners of any Holder or transferee of Class A Notes, by its acceptance of a Note, each Noteholder and each transferee of a Class A Note shall be deemed to have represented and warranted that it represents one (1) beneficial owner, as determined by the foregoing provisions of this Section 2.6(a)(xi). By its acceptance of a Note, each Noteholder and each transferee of a Class A Note shall be deemed to have represented and warranted that it (and each of its beneficial owners) is a United States person as defined in Section 7701(a)(30) of the Code. (xii) By its acceptance of a Note, each Noteholder shall be deemed to have represented and warranted that, with respect to the Notes, either (i) it is not a Benefit Plan Investor or a governmental or other plan subject to Similar Law, or (ii) (a) the purchase and holding of the Note (or any interest therein) will not give rise to a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of Similar Law and (b) it acknowledges and agrees that the Notes, as applicable, are not eligible for acquisition by Benefit Plan Investors or governmental or other plans subject to Similar Law at any time that the Notes have been characterized as other than indebtedness for applicable local law purposes. (b) Registration of transfer of Registered Notes containing a legend relating to the restrictions on transfer of such Registered Notes (which legend is set forth in Section 2.9(b) of this Indenture relating to such Notes) shall be effected only if the conditions set forth in Section 2.6 have been satisfied. (c) The Transfer Agent and Registrar will maintain an office or offices or an agency or agencies where Notes may be surrendered for registration of transfer or exchange. Section 2.7. Appointment of Paying Agent. (a) The Paying Agent shall make payments to the Secured Parties from the appropriate account or accounts maintained for the benefit of the Secured Parties as specified in this Indenture pursuant to Articles 5 and 6. Any Paying Agent shall have the revocable power to withdraw funds from such appropriate account or accounts for the purpose of making distributions referred to above. The Indenture Trustee (or the Issuer or the initial Servicer if the

40 4155-8021-2024 Indenture Trustee is the Paying Agent) may revoke such power and remove the Paying Agent, if the Paying Agent fails to perform its obligations under this Indenture in any material respect or for other good cause. The Paying Agent shall initially be the Indenture Trustee. The Indenture Trustee shall be permitted to resign as Paying Agent upon thirty (30) days’ written notice to the Issuer and the Noteholders, with a copy to the Servicer; provided, however, that no such resignation by the Indenture Trustee shall be effective until a successor Paying Agent has assumed the obligations of the Paying Agent hereunder. In the event that the Indenture Trustee shall no longer be the Paying Agent, the Issuer or the initial Servicer shall appoint a successor to act as Paying Agent (which shall be a bank or trust company). If a successor Paying Agent does not take office within thirty (30) days after the retiring Paying Agent provides written notice of its resignation or is removed, the retiring Paying Agent may petition any court of competent jurisdiction for the appointment of a successor paying agent. (b) The Issuer shall cause each Paying Agent (other than the Indenture Trustee) to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Secured Parties in trust for the benefit of the Secured Parties entitled thereto until such sums shall be paid to such Secured Parties and shall agree, and if the Indenture Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Code regarding the withholding of payments in respect of federal income taxes due from Noteholders or other Secured Parties (including in respect of FATCA and any applicable tax reporting requirements). Section 2.8. Paying Agent to Hold Money in Trust. (a) The Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will: (i) hold all sums held by it for the payment of amounts due with respect to the Secured Obligations in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided herein and pay such sums to such Persons as provided herein; (ii) give the Indenture Trustee and the Noteholders written notice of any default by the Issuer (or any other obligor under the Secured Obligations) of which it (or, in the case of the Indenture Trustee, a Trust Officer) has actual knowledge in the making of any payment required to be made with respect to the Notes; (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent; (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of the Secured Obligations if at any 48 4155-8021-2024 (vi) the representations and warranties of the Issuer, the Depositor, the Servicer and the Seller set forth in this Indenture and the other Transaction Documents are true and correct as of the date of such Increase (except to the extent they relate to an earlier or later date, and then as of such earlier or later date); and (vii) all conditions set forth in Section 4.2 of the Note Purchase Agreement shall have been satisfied at such time (viii) all required consents, if any, have been obtained and all other conditions precedent for Increases under the Note Purchase Agreement have been satisfied. (c) Upon receipt of the proceeds of each such Increase by or on behalf of the Issuer, the Indenture Trustee shall, or shall cause the Transfer Agent and Registrar to, indicate in the Note Register the amount thereof. Section 3.2. Procedure for Decreases. On any Business Day (other than a Business Day between any Determination Date and the related Payment Date), the Issuer may upon written notice to the Indenture Trustee, the Servicer, any successor Servicer and the Noteholders (in accordance with the terms of the Note Purchase Agreement) deposit or cause to be deposited into the Collection Account amounts otherwise payable to the Issuer or other amounts so designated and distribute to the Class A Noteholders in respect of principal on the Class A Notes on the next Payment Date (in accordance with the priorities set forth in Section 5.15), an amount equal to the amount of such Decrease; provided, that, no Decrease shall reduce the Aggregate Class A Note Principal to less than $2,500,000 unless the Aggregate Class A Note Principal is reduced to zero. Each such Decrease shall be on a pro rata basis for all Class A Notes and shall be in a minimum principal amount of $1,000,000 (and in integral multiples of $10,000 in excess thereof), unless such Decrease reduces the Aggregate Class A Note Principal to zero. Upon such Decrease, the Servicer shall reflect such Decrease in the Monthly Servicer Report. Section 3.3. Certain Fees and Expenses. The Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses (and, in the case of the initial Servicer, the Servicing Fee) and other fees, expenses and indemnity amounts owed to the Indenture Trustee, Securities Intermediary, Depositary Bank, the Certificate Registrar, Collateral Trustee, Owner Trustee, Depositor Receivables Trustee, theServicer, Back-Up Servicer and any successor Servicer shall be paid by the cash flows from the Trust Estate and in no event shall the Indenture Trustee be liable therefor. The foregoing amounts shall be payable to the Indenture Trustee, Securities Intermediary, Depositary Bank, the Certificate Registrar, Collateral Trustee, Owner Trustee, Depositor Receivables Trustee, theServicer, Back-up Servicer and any successor Servicer, as applicable, solely to the extent amounts are available for distribution in respect thereof pursuant to subsections 5.15(a)(i), (a)(ii) and (a)(vii), as applicable. 50 4155-8021-2024 application. Such list shall be as of the most recent Record Date, but in no event more than forty-five (45) days prior to the date of receipt of such Applicants’ request. (c) The Issuer, the Indenture Trustee and the Transfer Agent and Registrar shall have the protection of TIA Section 312(c) (if this Indenture is required to be qualified under the TIA). Every Noteholder and Certificateholder, by receiving and holding a Note, agrees with the Issuer and the Indenture Trustee that neither the Issuer, the Indenture Trustee, the Transfer Agent and Registrar, nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders and Certificateholders in accordance with this Section 4.2, regardless of the source from which such information was obtained. Section 4.3. Reports by Issuer. (a) (i) The Issuer or the initial Servicer shall deliver to the Indenture Trustee and the Noteholders, on the date, if any, the Issuer is required to file the same with the Commission, hard and electronic copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act; (ii) the Issuer or the initial Servicer shall file with the Indenture Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports, if any, with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; (iii) the Issuer or the initial Servicer shall supply to the Indenture Trustee and the Noteholders (and the Indenture Trustee shall transmit by mail or make available on via a website to all Noteholders and Certificateholders) such summaries of any information, documents and reports required to be filed by the Issuer (if any) pursuant to clauses (i) and (ii) of this Section 4.3(a) as may be required by rules and regulations prescribed from time to time by the Commission; and (iv) the Servicer shall prepare and distribute any other reports required to be prepared by the Servicer (except, if a successor Servicer is acting as Servicer, any reports expressly only required to be prepared by the initial Servicer) under any Servicer Transaction Documents. (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year. Section 4.4. Reports by Indenture Trustee. If this Indenture is required to be qualified under the TIA, within sixty (60) days after each April 1, beginning with April 1, 2022 the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). If this Indenture 54 4155-8021-2024 may be, meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new account or accounts, as the case may be. (h) Each of the Securities Intermediary, the Certificate Registrar, and the Depositary Bank shall be entitled to all the same rights, privileges, protections, immunities and indemnities as are contained in Article 11 of this Indenture, all of which are incorporated into this Section 5.3 mutatis mutandis, in addition to any such rights, privileges, protections, immunities and indemnities contained in this Section 5.3; provided, however; that nothing contained in this Section 5.3 or in Article 11 shall (i) relieve the Securities Intermediary of the obligation to comply with entitlement orders as provided in Section 5.3(e) or (ii) relieve the Depositary Bank of the obligation to comply with instructions directing disposition of the funds as provided in Section 5.3(f). Section 5.4. Collections and Allocations. (a) Collections in General. Until this Indenture is terminated pursuant to Section 12.1, the Issuer shall cause, or shall cause the Servicer under the Servicing Agreement to cause, all Collections due and to become due, as the case may be, to be transferred to the Collection Account as promptly as possible after the date of receipt by the Servicer of such Collections, but in no event later than the second Business Day following the Date of Processing (or with respect to In-Store Payments, the third Business Day following receipt). All monies, instruments, cash and other proceeds received by the Servicer in respect of the Trust Estate pursuant to this Indenture shall be deposited in the Collection Account as specified herein and shall be applied as provided in this Article 5 and Article 6. The Servicer shall allocate such amounts to the Issuer in accordance with this Article 5 and shall instruct the Indenture Trustee to withdraw the required amounts from the Collection Account or pay such amounts to the Issuer in accordance with this Article 5. The Servicer shall make such deposits or payments on the date indicated therein by wire transfer. (b) [Reserved]. (c) Issuer Distributions. During the Revolving Period, all amounts on deposit in the Collection Account in excess of the Required Monthly Payments may be paid to the Issuer on each Business Day (“Issuer Distributions”) provided that (i) the Coverage Test is satisfied after giving effect to any such payment to the Issuer; and (ii) any such payment to the Issuer shall be limited to the extent used by the Issuer for Permissible Uses. The Issuer (or the initial Servicer) shall provide the Indenture Trustee with written notice or a transfer or purchaser report (which may be in the form of a spreadsheet) as to the amount of Issuer Distributions for any Business Day, and delivery of such notice or report shall be deemed to be a certification by the Issuer that the foregoing conditions were satisfied. Upon receipt of such certification, the Indenture Trustee shall forward the Issuer Distributions directly to or at the direction of the Issuer. The Issuer will meet the “Coverage Test” if, on any date of determination: (i) no Borrowing Base Shortfall shall exist;

58 4155-8021-2024 (i) first, to the Indenture Trustee, the Securities Intermediary, the Depositary Bank, the Certificate Registrar, the Collateral Trustee, the Owner Trustee, the Depositor Receivables Trustee, the Back-Up Servicer and any successor Servicer (distributed on a pari passu and pro rata basis), an amount equal to the accrued and unpaid Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses for such Payment Date (plus the Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses due but not paid on any prior Payment Date); (ii) second, if Oportun, Inc. is the Servicer, to the Servicer an amount equal to the accrued and unpaid Servicing Fee for such Payment Date (plus any Servicing Fee due but not paid on any prior Payment Date); (iii) third, (A) to the Class A Noteholders, an amount equal to the sum of (I) the Class A Monthly Interest for such Payment Date, plus (II) the amount of any Class A Deficiency Amount for such Payment Date, plus (III) the amount of any Class A Additional Interest for such Payment Date, (B) to the Class A Noteholders, an amount equal to the aggregate accrued and unpaid Unused Fees for the prior Monthly Period and (C) to the Class A Noteholders, an amount equal to the aggregate accrued and unpaid Legacy Additional Interest for the prior Monthly Period; (iv) fourth, to the Class A Noteholders, an amount equal to the Borrowing Base Shortfall, if any; (v) fifth, to the Class A Noteholders, any other amounts payable thereto (excluding the Aggregate Class A Note Principal but including any unreimbursed fees, expenses and indemnity amounts) pursuant to the Transaction Documents; (vi) sixth, during the Amortization Period and at any time on or after the Legal Final Payment Date, to the Class A Noteholders, all remaining amounts until the Class A Notes have been paid in full; (vii) seventh, to the Indenture Trustee, the Securities Intermediary, the Depositary Bank, the Certificate Registrar, the Collateral Trustee, the Owner Trustee, the Depositor Receivables Trustee, the Back-Up Servicer and any successor Servicer (distributed on a pari passu and pro rata basis), an amount equal to any unreimbursed fees, expenses and indemnity amounts of the Indenture Trustee, the Securities Intermediary, the Depositary Bank, the Certificate Registrar, the Collateral Trustee, the Owner Trustee, the Depositor Receivables Trustee, the Back-Up Servicer and any successor Servicer; (viii) eighth, so long as no Rapid Amortization Event or Event of Default has occurred and is continuing, an amount equal to the lesser of (A) the remaining Distributable Funds and (B) the amount, if any, necessary to increase the amounts credited to the Reserve Account to the Reserve Account Requirement for such Payment Date shall be deposited into the Reserve Account on the related Payment Date; and (ix) ninth, during the Revolving Period and so long as no Rapid Amortization Event, Servicer Default or Event of Default has occurred the balance, if any, shall be 62 4155-8021-2024 (iii) the amount of Collections received during the related Monthly Period in respect of any annual fees, late fees, returned check fees and any other fees payable by the Obligors on the Receivables; (iv) the amount of Available Funds and Distributable Funds on deposit in the Collection Account and, if applicable, the Reserve Account on such Payment Date; (v) the amount of Trustee, Back-Up Servicer and Successor Servicer Fees and Expenses, Class A Monthly Interest, Class A Deficiency Amounts, Class A Additional Interest and the Unused Fee, respectively, for such Payment Date; (vi) the Reserve Account Requirement and the balance in the Reserve Account on such Payment Date; (vii) the amount of the Servicing Fee for such Payment Date; (viii) the total amount to be distributed to the Class A Noteholders on such Payment Date; (ix) the outstanding principal balance of the Class A Notes as of the end of the day on the Payment Date; (x) the amount of any Increases and Decreases in the Notes during the related Monthly Period; (xi) One-Month LIBOR for each day during the related Interest Period; (xii) the date on which the Amortization Period commenced, if applicable; (xiii) the aggregate Outstanding Receivables Balance of Receivables which were 1-29 days, 30-59 days, 60-89 days, and 90-119 days delinquent, respectively, as of the end of the preceding Monthly Period; (xiv) the (a) Liabilities, (b) Adjusted Liabilities, (c) Tangible Net Worth, (d) Leverage Ratio and (e) Adjusted Leverage Ratio, in each case, of the Parent as of the end of the second preceding Monthly Period (including, in each case, each of the components thereof); (xv) the aggregate amount of cash and Cash Equivalents of the Seller as of the end of the second preceding Monthly Period; (xvi) whether any of the Financial Covenants as of the end of the second preceding Monthly Period have been breached; (xvii) the aggregate Outstanding Receivables Balance of all Delinquent Receivables as of the end of the preceding Monthly Period; 63 4155-8021-2024 (xviii) the aggregate Outstanding Receivables Balance of all Receivables that became Defaulted Receivables during the preceding Monthly Period; (xix) the Three-Month Average Default Percentage for the preceding Monthly Period; (xx) the Three-Month Average Principal Payment Rate for the preceding Monthly Period; (xxi) the aggregate Outstanding Receivables Balance of all Eligible Receivables as of the end of the preceding Monthly Period; and (xxii) the amount and calculation of each excess concentration set forth in the definition of “Concentration Limits” as of the end of the preceding Monthly Period. On or before each Payment Date, to the extent the Servicer provides such information to the Indenture Trustee, the Indenture Trustee will make available the monthly Servicer statement via the Indenture Trustee’s Internet website and, with the consent or at the direction of the Issuer, such other information regarding the Notes and/or the Receivables as the Indenture Trustee may have in its possession, but only with the use of a password provided by the Indenture Trustee; provided, however, the Indenture Trustee shall have no obligation to provide such information described in this Section 6.2 until it has received the requisite information from the Issuer or the Servicer and the applicable Noteholder or Certificateholder has completed the information necessary to obtain a password from the Indenture Trustee. The Indenture Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor. (b) The Indenture Trustee’s internet website shall be initially located at “www.wilmingtontrustconnect.com” or at such other address as shall be specified by the Indenture Trustee from time to time in writing to the Noteholders and Certificateholders. In connection with providing access to the Indenture Trustee’s internet website, the Indenture Trustee may require registration and the acceptance of a disclaimer. The Indenture Trustee shall not be liable for information disseminated in accordance with this Indenture. (c) Annual Tax Statement. To the extent required by the Code or the Treasury regulations thereunder, on or before January 31 of each calendar year, the Indenture Trustee shall distribute to each Person who at any time during the preceding calendar year was a Noteholder or a Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Noteholders and Certificateholders, as set forth in subclauses (v) and (vi) above , aggregated for such calendar year, and a statement prepared by the initial Servicer or the Administrator with such other customary information (consistent with the treatment of the Notes as debt) required by applicable tax Law to be distributed to the Noteholders. Such obligations of the Indenture Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Indenture Trustee pursuant to any requirements of the Code as from time to time in effect. 92 4155-8021-2024 and notification to the Indenture Trustee or the Monthly Statement), unless requested in writing so to do by the Holders of Notes evidencing not less than 25% of the aggregate outstanding principal balance of the Notes, but the Indenture Trustee may, but is not obligated to, make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney at the sole cost of the Issuer and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation; provided, however, that if the payment within a reasonable time to the Indenture Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Indenture Trustee, not assured to the Indenture Trustee by the security afforded to it by the terms of this Indenture, the Indenture Trustee may require indemnity satisfactory to it against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Indenture Trustee, shall be reimbursed by the Person making such request. (g) The Indenture Trustee shall have no liability for the selection of Permitted Investments and shall not be liable for any losses or liquidation penalties in connection with Permitted Investments, unless such losses or liquidation penalties were incurred through the Indenture Trustee’s own willful misconduct or negligence. The Indenture Trustee shall have no obligation to invest or reinvest any amounts except as directed by the Issuer (or the initial Servicer) in accordance with this Indenture. Notwithstanding the foregoing, if the initial Servicer is removed or replaced, the selected Permitted Investment for investment or reinvestment as provided in this Indenture shall be as in effect on the date of such removal or replacement until new directions are given by the successor Servicer, and if such investment is subsequently unavailable, any amounts that were to be so invested shall remain uninvested. (h) The Indenture Trustee shall not be liable for the acts or omissions of any successor to the Indenture Trustee so long as such acts or omissions were not the result of the negligence, bad faith or willful misconduct of the predecessor Indenture Trustee. (i) The rights, privileges, protections, immunities and benefits given to the Indenture Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Indenture Trustee and the entity serving as Indenture Trustee (a) in each of its capacities hereunder and under the Transaction Documents, and to each agent, custodian and other Person employed to act hereunder or thereunder and (b) in each document to which it is a party (in any capacity) whether or not specifically set forth herein or therein; provided that the Securities Intermediary shall comply with Section 5.3. (j) Except as may be required by Sections 11.1(b)(ii), 11.2(a) and 11.2(f), the Indenture Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Trust Estate for the purpose of establishing the presence or absence of defects, the compliance by the Seller, the Parent or the Servicer with their respective representations and warranties or for any other purpose. (k) Without limiting the Indenture Trustee’s obligation to examine pursuant to Section 11.1(b)(ii), the Indenture Trustee shall not be bound to make any investigation into (i)

95 4155-8021-2024 such a rate have been satisfied, (iii) to select, determine or designate any modifier to any replacement or successor index, or (iv) to determine whether or what any amendments to this Indenture or the other Transaction Documents are necessary or advisable, if any, in connection with any of the foregoing. (w) The Indenture Trustee shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Indenture or any other Transaction Document to which it is a party, whether or not an original or a copy of such agreement has been provided to the Indenture Trustee. (x) The Indenture Trustee shall have no obligation or duty to determine or otherwise monitor any Person’s compliance with the Credit Risk Retention Rules or any other laws, rules or regulations of any other jurisdiction related to risk retention. Section 11.3. Indenture Trustee Not Liable for Recitals in Notes. The Indenture Trustee assumes no responsibility for the correctness of the recitals contained in this Indenture and in the Notes (other than the signature and authentication of the Indenture Trustee on the Notes). Except as set forth in Section 11.16, the Indenture Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes (other than the signature and authentication of the Indenture Trustee on the Notes) or of any asset of the Trust Estate or related document. The Indenture Trustee shall not be accountable for the use or application by the Issuer or the Seller of any of the Notes or of the proceeds of such Notes, or for the use or application of any funds paid to the Seller or to the Issuer in respect of the Trust Estate or deposited in or withdrawn from the Collection Account or the Reserve Account by the Servicer. Section 11.4. Individual Rights of the Indenture Trustee; Multiple Capacities. The Indenture Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or an Affiliate of the Issuer with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Transfer Agent, Certificate Registrar and Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 11.9 and 11.11. It is expressly acknowledged, agreed and consented to that Wilmington Trust, National Association will be acting in the capacities of Indenture Trustee, Paying Agent, Depositary Bank, Certificate Registrar and, Securities Intermediary and Collateral Trustee. Wilmington Trust, National Association may, in such multiple capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wilmington Trust, National Association of express duties set forth in this Indenture or any other Transaction Documents in any such capacities, all of which defenses, claims or assertions are hereby expressly waived by the Issuer, the Holders and any other Person having rights pursuant hereto or thereto and to disclaim any potential liability. Notwithstanding any provision herein to the contrary, the Certificate Registrar and the Collateral Trustee shall each be an express third-party beneficiary to this Indenture, entitled to enforce its rights hereunder as if a direct party hereto. 96 4155-8021-2024 Section 11.5. Notice of Defaults. If a Default, Event of Default or Rapid Amortization Event occurs and is continuing and if a Trust Officer of the Indenture Trustee receives written notice or has actual knowledge thereof, the Indenture Trustee shall promptly provide each Noteholder, to the extent possible by email or facsimile, and, otherwise, by first class mail at their respective addresses appearing in the Note Register. Section 11.6. Compensation. (a) To the extent not otherwise paid pursuant to this Indenture, the Issuer covenants and agrees to pay to the Indenture Trustee from time to time, and the Indenture Trustee shall be entitled to receive, such compensation as the Issuer and the Indenture Trustee shall agree in writing from time to time (which compensation shall not be limited by any provision of Law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Indenture Trustee, and, the Issuer will pay or reimburse the Indenture Trustee (without reimbursement from the Collection Account or otherwise) all reasonable expenses, disbursements and advances (including legal fees and costs and costs of persons not regularly employed by the Indenture Trustee) incurred or made by the Indenture Trustee in accordance with any of the provisions of this Indenture except any such expense, disbursement or advance as may arise from its own willful misconduct or negligence. (b) The Issuer covenants and agrees to pay to the Collateral Trustee from time to time, and the Collateral Trustee shall be entitled to receive, such compensation as separately agreed in writing from time to time for all services rendered by the Collateral Trustee in its exercise and performance of any of the powers and duties under the Collateral Trustee Appointment. (c) (b) The obligations of the Issuer under this Section 11.6 shall survive the termination of this Indenture and the resignation or removal of the Indenture Trustee. Section 11.7. Replacement of the Indenture Trustee. (a) A resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee shall become effective only upon the successor Indenture Trustee’s acceptance of appointment as provided in this Section 11.7. (b) The Indenture Trustee may, after giving sixty (60) days’ prior written notice to the Issuer and the Servicer, resign at any time and be discharged from the trust hereby created; provided, however, that no such resignation of the Indenture Trustee shall be effective until a successor trustee has assumed the obligations of the Indenture Trustee hereunder. The Issuer may remove the Indenture Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Indenture Trustee so removed and one copy to the successor trustee if: (i) the Indenture Trustee fails to comply with Section 11.9; (ii) a court or federal or state bank regulatory agency having jurisdiction in the premises in respect of the Indenture Trustee shall have entered a decree or order 102 4155-8021-2024 incurred in connection with the defense of any actual or threatened action, Proceeding or claim; provided, however, that the Issuer shall not indemnify the Indenture Trustee or its directors, officers, employees or agents if such acts, omissions or alleged acts or omissions constitute negligence or willful misconduct by the Indenture Trustee. The indemnity provided herein shall (i) survive the termination of this Indenture and the resignation and removal of the Indenture Trustee, and (ii) apply to the Indenture Trustee (including (a) in its capacity as Agent and (b) Wilmington Trust, National Association, as Securities Intermediary and Depository Bank) and (iii) apply to Wilmington Trust, National Association, in its capacity as Collateral Trustee. Section 11.18. Indenture Trustee’s Application for Instructions from the Issuer. Any application by the Indenture Trustee for written instructions from the Issuer, the Administrator or the initial Servicer may, at the option of the Indenture Trustee, set forth in writing any action proposed to be taken or omitted by the Indenture Trustee under this Indenture and the date on and/or after which such action shall be taken or such omission shall be effective. Subject to Section 11.1, the Indenture Trustee shall not be liable for any action taken by, or omission of, the Indenture Trustee in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than thirty (30) days after the date any Responsible Officer of the Issuer, the Administrator or the initial Servicer actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Indenture Trustee shall have received written instructions in response to such application specifying the action to be taken or omitted. Section 11.19. [Reserved]. Section 11.20. Maintenance of Office or Agency. The Indenture Trustee will maintain an office or offices, or agency or agencies, where notices and demands to or upon the Indenture Trustee in respect of the Notes and this Indenture may be served. The Indenture Trustee initially appoints its Corporate Trust Office as its office for such purposes. The Indenture Trustee will give prompt written notice to the Issuer, the Servicer and the Noteholders of any change in the location of the Note Register or any such office or agency. Section 11.21. Concerning the Rights of the Indenture Trustee. The rights, privileges and immunities afforded to the Indenture Trustee in the performance of its duties under this Indenture shall apply equally to the performance by the Indenture Trustee of its duties under each other Transaction Document to which it is a party. Section 11.22. Direction to the Indenture Trustee. The Issuer hereby directs the Indenture Trustee to enter into the Transaction Documents. 105 4155-8021-2024 Section 12.6. Termination Rights of Issuer. Upon the termination of the Lien of the Indenture pursuant to Section 12.1, and after payment of all amounts due hereunder on or prior to such termination, the Indenture Trustee shall execute a written release and reconveyance substantially in the form of Exhibit A hereto pursuant to which it shall release the Lien of the Indenture and reconvey to the Issuer (without recourse, representation or warranty) all right, title and interest in the Trust Estate, whether then existing or thereafter created, all moneys due or to become due with respect to such Trust Estate and all proceeds of the Trust Estate, except for amounts held by the Indenture Trustee or any Paying Agent pursuant to Section 12.5(b). The Indenture Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Issuer or the Servicer to vest in the Issuer all right, title and interest in the Trust Estate. Section 12.7. Repayment to the Issuer. The Indenture Trustee and the Paying Agent shall promptly pay to the Issuer upon written request any excess money or, pursuant to Sections 2.10 and 2.13, return any Notes held by them at any time. ARTICLE 13. AMENDMENTS Section 13.1. Supplemental Indentures without Consent of the Noteholders. Without the consent of the Holders of any Notes, and, if the Servicer’s or, the Administrator’s or, the Calculation Agent’s, the Collateral Trustee’s or the Back-Up Servicer’s (including as successor Servicer) rights and/or obligations are materially and adversely affected thereby, with the consent of the Servicer or the Administrator, or the Calculation Agent, the Collateral Trustee or the Back-Up Servicer, as applicable, the Issuer and the Indenture Trustee, when authorized by an Issuer Order or an Administrator Order, at any time and from time to time, may enter into one or more indenture supplements or amendments hereto (which shall conform to any applicable provisions of the TIA as in force at the date of execution thereof), in form satisfactory to the Indenture Trustee for any of the following purposes: (a) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the Lien of this Indenture, or to subject to the Lien of this Indenture additional property; (b) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes; (c) to add to the covenants of the Issuer for the benefit of any Secured Parties or to surrender any right or power herein conferred upon the Issuer; (d) to convey, transfer, assign, mortgage or pledge to the Indenture Trustee any property or assets as security for the Secured Obligations and to specify the terms and

106 4155-8021-2024 conditions upon which such property or assets are to be held and dealt with by the Indenture Trustee and to set forth such other provisions in respect thereof as may be required by this Indenture or as may, consistent with the provisions of this Indenture, be deemed appropriate by the Issuer and the Indenture Trustee, or to correct or amplify the description of any such property or assets at any time so mortgaged, pledged, conveyed and transferred to the Indenture Trustee; (e) to cure any ambiguity, or correct or supplement any provision of this Indenture which may be inconsistent with any other provision of this Indenture; (f) to make any other provisions of this Indenture with respect to matters or questions arising under this Indenture; provided, however, that such action shall not adversely affect the interests of any Holder of the Notes in any material respect without consent being provided as set forth in Section 13.2; (g) to evidence and provide for the acceptance of appointment hereunder by a successor Indenture Trustee with respect to the Notes or to add to or change any of the provisions of this Indenture as shall be necessary and permitted to provide for or facilitate the administration of the trusts hereunder by more than one trustee pursuant to the requirements of Article 11; or (h) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA. Upon the request of the Issuer, the Indenture Trustee shall join with the Issuer in the execution of any supplemental indenture or amendment authorized or permitted by the terms of this Indenture and shall make any further appropriate agreements and stipulations that may be therein contained, but the Indenture Trustee shall not be obligated to enter into such supplemental indenture or amendment that affects its own rights, duties or immunities under this Indenture or otherwise. Section 13.2. Supplemental Indentures with Consent of Noteholders. The Issuer and the Indenture Trustee, when authorized by an Issuer Order or an Administrator Order, also may, with the consent of the Required Noteholders and, if the Servicer’s or, the Administrator’s or, the Calculation Agent’s, the Collateral Trustee’s or the Back-Up Servicer’s (including as successor Servicer) rights and/or obligations are materially and adversely affected thereby, the Servicer or the Administrator or, the Calculation Agent, the Collateral Trustee or the Back-Up Servicer, as applicable, enter into one or more indenture supplements or amendments hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such indenture supplement or amendment shall, without the consent of the Required Noteholders and without the consent of the Holder of each outstanding Note affected thereby): 108 4155-8021-2024 Indenture on any such collateral at any time subject hereto or deprive any Secured Party of the security provided by the Lien of this Indenture; provided, further, that no amendment will be permitted if it would cause any Noteholder to recognize gain or loss for U.S. federal income tax purposes, unless such Noteholder’s consent is obtained as described above. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment or supplement that affects the Indenture Trustee’s rights, duties or immunities under this Indenture or otherwise. It shall not be necessary for any consent of Noteholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by any Noteholders shall be subject to such reasonable requirements as the Indenture Trustee may prescribe. Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture or amendment to this Indenture pursuant to this Section, the Indenture Trustee shall mail to each Holder of the Notes, the Back-Up Servicer and the Servicer a copy of such supplemental indenture or amendment. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or amendment. Section 13.3. Execution of Supplemental Indentures. In executing any amendment or supplemental indenture permitted by this Article 13 or the modifications thereby of the trust created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Section 11.1, shall be fully protected in relying upon, an Officer’s Certificate of the Administrator and an Opinion of Counsel stating that the execution of such amendment or supplemental indenture is authorized, permitted or not prohibited (as the case may be) by this Indenture and all conditions precedent to the execution of such amendment or supplemental indenture have been satisfied. Such Opinion of Counsel may be subject to reasonable qualifications and assumptions of fact. The Indenture Trustee may, but shall not be obligated to, enter into any such amendment or supplemental indenture that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise. No amendment or supplemental indenture may adversely affect the rights, duties, immunities, protections or indemnification rights of any Agent, the Certificate Registrar, the Depositary Bank or the Securities Intermediary without its written consent. Section 13.4. Effect of Supplemental Indenture. Upon the execution of any amendment or supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder 110 4155-8021-2024 precedent to the execution of such amendment or supplemental indenture have been satisfied. Section 13.11. Back-Up Servicer Consent. No amendment or indenture supplement hereto shall be effective if such amendment or supplement shall adversely affect the rights, duties or obligations of the Back-Up Servicer (including in its capacity as successor Servicer) without its prior written consent, notwithstanding anything to the contrary. ARTICLE 14. [RESERVED] ARTICLE 15. MISCELLANEOUS Section 15.1. Compliance Certificates and Opinions, etc. (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee if requested thereby (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel (subject to reasonable assumptions and qualifications) stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with and (iii) (if this Indenture is required to be qualified under the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished. To the extent that this Indenture is required to be qualified under the TIA, every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include: (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and 111 4155-8021-2024 (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with. Section 15.2. Form of Documents Delivered to Indenture Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of a Responsible Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his or her certificate or opinion is based are erroneous. Any such certificate of a Responsible Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the initial Servicer, the Seller, the Administrator or the Issuer, stating that the information with respect to such factual matters is in the possession of or known to the initial Servicer, the Seller, the Administrator or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument. Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article 10. Section 15.3. Acts of Noteholders. (a) Wherever in this Indenture a provision is made that an action may be taken or a notice, demand or instruction given by Noteholders, such action, notice or instruction may be taken or given by any Noteholder, unless such provision requires a specific percentage of Noteholders. Notwithstanding anything in this Indenture to the contrary, so long as any other Person is a Noteholder, none of the Seller, the Issuer or any Affiliate controlled by Oportun or controlling Oportun shall have any right to vote with respect to any Note.

117 4155-8021-2024 Proceeding arising out of or in connection with this Indenture or the Transaction Documents or any matter arising hereunder or thereunder. Section 15.26. No Impairment. Except for actions expressly authorized by this Indenture, the Indenture Trustee shall take no action reasonably likely to impair the interests of the Issuer in any asset of the Trust Estate now existing or hereafter created or to impair the value of any asset of the Trust Estate now existing or hereafter created. Section 15.27. Owner Trustee Limitation of Liability. It is expressly understood and agreed by the parties hereto that (i) this Indenture is executed and delivered by Wilmington Savings Fund Society, FSB , not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Owner Trustee but made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on the Owner Trustee, individually or personally, to perform any covenants, either expressed or implied, contained herein, all personal liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) the Owner Trustee has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Indenture and (v) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or any other related document. Section 15.28. Collateral Trustee Appointment. The Indenture Trustee shall, and is hereby authorized and directed to, execute and deliver the Collateral Trustee Appointment and perform the duties and obligations, including appointing the Collateral Trustee and authorizing the execution of the Control Agreement, as described therein. The Issuer acknowledges and agrees to the terms of the Collateral Trustee Appointment. Section 15.29. Back-Up Servicing Agreement. The Indenture Trustee shall, and is hereby authorized and directed to, execute and deliver the Back-Up Servicing Agreement and perform the duties and obligations as described therein. [THIS SPACE LEFT INTENTIONALLY BLANK]